CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2016	Sep. 30, 2015
Consolidated Statements Of Operations
Revenue from Services		$ 588
OPERATING EXPENSES -
General and administrative expenses	$ (1,106)	(7,516)	$ (5,317)
OPERATING LOSS	(1,106)	(6,928)	(5,317)
Financial Expense (Income), net	(75)	1,728	2,145
Loss (gain) from Change in Fair Value of Warrants Liability	219	(1,390)
NET LOSS BEFORE INCOME TAXES AND EQUITY EARNINGS (LOSSES)	(1,250)	(7,266)	(7,462)
Income Taxes		(52)
Equity Earnings in Unconsolidated Affiliates		5,961
Equity Losses in Non-Consolidated Subsidiaries	(38)	(444)
NET LOSS	$ (1,288)	$ (1,801)	$ (7,462)
Net loss per common share - basic and diluted ( in dollars per share)	$ (0.007)	$ (0.008)	$ (0.088)
Weighted average number of common shares outstanding during the period - basic and diluted (in shares)	177,011,554	235,909,374	85,135,631